UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 26, 2012

VERSANT INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-54050	27-2553082
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

19200 Von Karman, 6th Floor, Irvine, CA	92612
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (949) 281-6438
Registrant’s Fax Number, Including Area Code: (949) 281-3801

____________________

(Former Address, Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01       Entry Into A Material Definitive Agreement.

On October 26, 2012, Versant International, Inc. (the “Company”) retained professional relations firm CSIR Group, LLC (CSIR) for investor relations initiatives. As compensation for its services, the Company will pay CSIR (i) $8,500 per month during the term, and (ii) warrants to purchase 100,000 shares of Class B common stock for each six month period of the term. For the first six-month period of the term, the Company will award CSIR two separate warrants to purchase 50,000 shares of Class B common stock, one having an exercise price of $1.00 per share and the other having an exercise price of $0.70 per share.

Item 9.01.       Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release dated November 1, 2012

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERSANT INTERNATIONAL, INC.

Date: November 1, 2012	By: s/ Glen W. Carnes
Name: Glen W. Carnes
Title: Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated November 1, 2012

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